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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)  April 15, 2003
                                                         -----------------------

                              CDF Financing, L.L.C.
             Distribution Financial Services Floorplan Master Trust
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

333-84458-01 / 333-84458-02                             88-0355652
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 (Commission File Number)                  (I.R.S. Employer Identification No.)

655 Maryville Centre Drive, St. Louis, MO                             63141
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (314) 523-3084
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              (Registrant's Telephone Number, Including Area Code)

                                    No Change
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On April 15, 2003, Distribution Financial Services Floorplan Master Trust issued $716,250,000 Class A Series 2003-1 Asset Backed Certificates, $22,500,000 Class B Series 2003-1 Asset Backed Certificates and $11,250,000 Class C Series 2003-1 Asset Backed Certificates described in a Series 2003-1 Prospectus Supplement dated April 8, 2003 to a Prospectus dated April 8, 2003 and $955,000,000 Class A Series 2003-2 Asset Backed Certificates, $30,000,000 Class B Series 2003-2 Asset Backed Certificates and $15,000,000 Class C Series 2003-2 Asset Backed Certificates described in a Series 2003-2 Prospectus Supplement dated April 8, 2003 to a Prospectus dated April 8, 2003 (collectively, the "Certificates").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

EXHIBIT
  NO.    DOCUMENT DESCRIPTION
  --     --------------------
(a)      Not applicable

(b)      Not applicable

(c)      Exhibit 1.1  Underwriting Agreement, dated April 8, 2003, among CDF
                      Financing, L.L.C., GE Commercial Distribution Finance
                      Corporation and Deutsche Bank Securities Inc.

         Exhibit 1.2  Terms Agreement (Series 2003-1, Class A and B), dated
                      April 8, 2003, among CDF Financing, L.L.C., GE Commercial
                      Distribution Finance Corporation and Deutsche Bank
                      Securities Inc.

         Exhibit 1.3  Terms Agreement (Series 2003-2, Class A and B), dated
                      April 8, 2003, among CDF Financing, L.L.C., GE Commercial
                      Distribution Finance Corporation and Deutsche Bank
                      Securities Inc.

         Exhibit 3.1  First Amendment to Limited Liability Company Agreement of
                      CDF Financing, L.L.C., dated as of April 1, 2003

         Exhibit 4.1  Second Omnibus Amendment to Pooling and Servicing
                      Agreement, dated as of April 1, 2003, among CDF Financing,
                      L.L.C., GE Commercial Distribution Finance Corporation and
                      Wilmington Trust Company

         Exhibit 4.2  First Amendment to Receivables Contribution and Sale
                      Agreement, dated as of April 1, 2003, among Deutsche
                      Floorplan Receivables, L.P. and CDF Financing, L.L.C.

         Exhibit 4.3  Series 2003-1 Supplement, dated as of April 1, 2003, among
                      CDF Financing, L.L.C., GE Commercial Distribution Finance
                      Corporation and Wilmington Trust Company

         Exhibit 4.4  Series 2003-2 Supplement, dated as of April 1, 2003, among
                      CDF Financing, L.L.C., GE Commercial Distribution Finance
                      Corporation and Wilmington Trust Company

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CDF FINANCING, L.L.C.,
                                        (Co-Registrant)

Dated: April 15, 2003                  By:   /s/ Joseph B. Thomas
                                          --------------------------------------
                                                 Name: Joseph B. Thomas
                                                 Title: Manager

                                       DISTRIBUTION FINANCIAL SERVICES FLOORPLAN
                                       MASTER TRUST
                                        (Co-Registrant)

                                       By: CDF FINANCING, L.L.C.,

Dated: April 15, 2003                  By:   /s/ Joseph B. Thomas
                                          --------------------------------------
                                                 Name:  Joseph B. Thomas
                                                 Title: Manager